UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2007 (December 29, 2006)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Amendment No. 1 to Purchase Agreement, Contract Sales Force Agreement and Confidentiality Agreement
Ex-2.2 Side Letter among King and Ligand dated December 29, 2006

Item 1.01. Entry Into a Material Definitive Agreement.
     On January 3, 2007, King Pharmaceuticals, Inc., a Tennessee corporation (the “Company”), King Pharmaceuticals Research and Development, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“King R&D”, and together with the Company, “King”) and Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”) entered into Amendment No. 1 (“Amendment No. 1”), effective as of November 30, 2006, to that certain Purchase Agreement (the “Purchase Agreement”) dated as of September 6, 2006, and certain other agreements, pursuant to which King has agreed to acquire all of Ligand’s rights in and to Avinza® (morphine sulfate extended-release capsules) in the United States, its territories and Canada, including, among other things, all Avinza® inventory, equipment, records and related intellectual property, and assume certain liabilities as set forth in the Purchase Agreement (collectively, the “Transaction”). Among other things, Amendment No. 1 amends Section 11.1(a)(ii) of the Purchase Agreement to replace “December 31, 2006” with “February 28, 2007” as the “Outside Date” of the Purchase Agreement. The text of Amendment No. 1 is filed as an exhibit hereto and incorporated by reference herein.
     King and Ligand also entered into a side letter to the Purchase Agreement dated as of December 29, 2006, the text of which is filed as an exhibit hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

2.1
Amendment No. 1 to Purchase Agreement, Contract Sales Force Agreement and Confidentiality Agreement by and between Ligand Pharmaceuticals Incorporated, King Pharmaceuticals, Inc. and King Pharmaceuticals Research and Development, Inc., dated as of January 3, 2007, effective as of November 30, 2006

2.2	Side Letter among King and Ligand dated December 29, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2007	KING PHARMACEUTICALS, INC.
	By:	/s/ Joseph Squicciarino
Joseph Squicciarino
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1
Amendment No. 1 to Purchase Agreement, Contract Sales Force Agreement and Confidentiality Agreement by and between Ligand Pharmaceuticals Incorporated, King Pharmaceuticals, Inc. and King Pharmaceuticals Research and Development, Inc., dated as of January 3, 2007, effective as of November 30, 2006

2.2	Side Letter among King and Ligand dated December 29, 2006